UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2014

EL PASO PIPELINE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	26-0789784 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events
On November 25, 2014, El Paso Pipeline Partners, L.P. (“EPB”), Kinder Morgan Energy Partners, L.P. (“KMP”) and Kinder Morgan, Inc. (“KMI”) issued a joint press release announcing the preliminary results of the elections made by EPB and KMP unitholders regarding their preferences as to the form of merger consideration they will receive in connection with the pending mergers with KMI. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits

99.1	Press Release of Kinder Morgan, Inc., Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P., dated November 25, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EL PASO PIPELINE PARTNERS, L.P.
By:    El Paso Pipeline GP Company, L.L.C.,
its general partner

By: /s/ David R. DeVeau___________________
Name: David R. DeVeau
Title: Vice President
Date: November 25, 2014

EXHIBIT INDEX

99.1	Press Release of Kinder Morgan, Inc., Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P., dated November 25, 2014.